UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AIM ImmunoTech Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AMENDMENT NO. 1 TO DEFINITIVE PROXY STATEMENT

EXPLANATORY NOTE

The following information supplements and revises the Definitive Proxy Statement on Schedule 14A filed by AIM ImmunoTech Inc. (the “Company” or “AIM”) with the U.S. Securities and Exchange Commission on September 19, 2022 (the “Proxy Statement”) in connection with the Company’s Annual Meeting of Stockholders to be held on November 3, 2022, at 11:00 a.m., Eastern Daylight Time, at 2117 SW Highway 484, Ocala, Florida 34473 (including any adjournments, postponements or continuations thereof, the “Annual Meeting”).

Except as specifically supplemented and/or revised by the information contained herein, this amendment to the Proxy Statement (“Amendment No. 1”) does not modify, amend or otherwise affect any of the other information set forth in the Proxy Statement. This Amendment No. 1 should be read together with the Proxy Statement, and, from and after the date of this Amendment No. 1, any references to the “Proxy Statement” shall be deemed to include the Proxy Statement as supplemented and revised hereby. All page references are to pages in the Proxy Statement, and any defined terms used but not defined herein shall have the meanings set forth in the Proxy Statement.

The purpose of this Amendment No. 1 is to (i) provide updated biographical information on our Board’s proposed nominees—Thomas K. Equels, William M. Mitchell and Stewart L. Appelrouth—for election as directors at the Annual Meeting; and (ii) clarify the instructions on the attached form of proxy. The Company intends to mail this Amendment No. 1 and a revised WHITE proxy card to all stockholders.

IMPORTANT

As previously stated, your vote will be especially important this year. As you may be aware, Jonathan Thomas Jorgl (together, with the other participants in Mr. Jorgl’s solicitation, the “Dissident Group”) submitted documents to the Company purporting to provide notice (the “Purported Nomination Notice”) of Mr. Jorgl’s intent to nominate director candidates for election to the Board at the Annual Meeting. The Company has informed the Dissident Group that the Purported Nomination Notice is invalid due to its failure to comply with the Company’s Restated and Amended Bylaws. Mr. Jorgl has sued the Company and its directors in the Court of Chancery of the State of Delaware (the “Delaware Chancery Court”), seeking, among other remedies, declaratory judgment that the Purported Nomination Notice was valid. This case is pending, and the Delaware Chancery Court has scheduled a hearing on Mr. Jorgl’s motion for a preliminary injunction for October 5, 2022.

Unless the result of the litigation is that the Purported Nomination Notice is valid, any director nominations made by Mr. Jorgl will be disregarded, and no proxies or votes in favor of his purported nominees will be recognized or tabulated at the Annual Meeting. As Mr. Jorgl’s nominations will not be recognized as valid nominations under Delaware law unless otherwise so determined by a Delaware court, the WHITE proxy card does not include the names of Mr. Jorgl’s purported nominees on a “universal proxy card.” However, if the result of the litigation is that the Purported Nomination Notice is valid, then the Company will amend the Proxy Statement and the WHITE proxy card to reflect those developments and to include the names of Mr. Jorgl’s nominees on a universal proxy card and mail the revised proxy statement and WHITE universal proxy card to stockholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card will be recognized or tabulated at the Annual Meeting. Accordingly, if you vote on the Company’s WHITE proxy card and the result of the litigation is that the Purported Nomination Notice is valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted.

This Amendment No. 1 is being mailed to you with an updated WHITE proxy card. Because directors will be elected under Proposal 1 by a plurality of the votes cast at the Annual Meeting, there will be no option to vote “AGAINST” any director nominees at the Annual Meeting. We have revised the instructions to Proposal 1 to clarify that if you vote “FOR ALL EXCEPT” and write the name of a nominee on the line below Proposal 1, the proxies will withhold authority to vote your shares for each of the nominee(s) written on the line. If you have already voted “FOR ALL EXCEPT” using the WHITE proxy card sent to you with the Proxy Statement and you wrote the name(s) of any nominee(s) on the line below Proposal 1, your votes will be withheld with respect to such nominee(s) written on the line. If you vote, or have already voted, you can subsequently revoke that proxy by following the instructions on the enclosed WHITE proxy card to vote over the Internet or by telephone or by completing, signing and dating the WHITE proxy card and mailing it in the postage-paid envelope provided. Only your latest dated vote will count. Any proxy may be revoked prior to its exercise at the Annual Meeting as described in the Proxy Statement.

The first sentence in the response to the question “How do abstentions, against votes, broker non-votes, withhold votes and unmarked WHITE proxy cards affect the voting results?” on page 7 is amended and restated to read as follows:

Abstentions and Broker Non-Votes. Abstentions and withhold votes, if any, will have no effect on the outcome of Proposal 1. Broker discretionary voting is not permitted on Proposal 1, and broker non-votes, if any, will have no effect on the outcome of  Proposal 1.

The section of the Proxy Statement entitled “Nominees for Election as Director” on pages 28–29 is amended and restated in its entirety to reads as follow:

NOMINEES FOR ELECTION AS DIRECTOR

THOMAS K. EQUELS, Esq., 70, has been a director and serves as the Company’s Executive Vice Chairman (since 2008), Chief Executive Officer (since 2016) and President (since 2015). Mr. Equels was the owner of and former President and Managing Director of the Equels Law Firm headquartered in Miami, Florida that focused on litigation. For over a quarter century, Mr. Equels represented national and state governments as well as companies in the banking, insurance, aviation, pharmaceutical and construction industries. Mr. Equels received his Juris Doctor degree with high honors from Florida State University. He received his Bachelor of Science, summa cum laude, from Troy University and also obtained his Master of Science Degree from Troy University. Mr. Equels began his professional career as a military pilot. He served in Vietnam and was awarded two Distinguished Flying Crosses, the Bronze Star, the Purple Heart, and fifteen Air Medals. In 2012, he was Knighted by Pope Benedict.

THOMAS K. EQUELS, Esq. – Director Qualifications:

●	Leadership Experience – Military, Owner and former President, Managing Director of Equels Law Firm, Court appointed receiver in numerous industries;

●	Industry Experience – legal counsel, General Counsel, CFO and CEO to the Company; and

●	Scientific, Legal or Regulatory Experience – Law degree with over 25 years as a practicing attorney specializing in litigation, development of clinical trials, creating intellectual property concepts, and established plan to finance drug development.

WILLIAM M. MITCHELL, M.D., Ph.D., 87, has been a director since July 1998 and Chairman of the Board since February 2016. Dr. Mitchell is a Professor of Pathology at Vanderbilt University School of Medicine and is a board-certified physician. Dr. Mitchell earned a M.D. from Vanderbilt and a Ph.D. from Johns Hopkins University, where he served as House Officer in Internal Medicine, followed by a Fellowship at its School of Medicine. Dr. Mitchell has published over 200 papers, reviews and abstracts that relate to viruses, anti-viral drugs, immune responses to HIV infection, and other biomedical topics. Dr. Mitchell has worked for and with many professional societies that have included the American Society of Investigative Pathology, the International Society for Antiviral Research, the American Society of Clinical Oncology, the American Society of Biochemistry and Molecular Biology, the American Chemical Society, and the American Society of Microbiology. Dr. Mitchell is a member of the American Medical Association. He has served on numerous government review committees, among them the Centers for Disease Control and Prevention (CDC) and the National Institutes of Health, including the initial AIDS and Related Research Review Group. Dr. Mitchell previously served as one of the Company’s directors from 1987 to 1989.

WILLIAM M. MITCHELL, M.D., Ph.D. - Director Qualifications:

●	Leadership Experience – Professor at Vanderbilt University School of Medicine. He was a member of the Board of Directors of Chronix Biomedical, a company involved in next generation DNA sequencing for medical diagnostics, from 2006 until its acquisition/merger by the public company, Oncocyte, in April 2021 and was the former Chairman of its Medical Advisory Board. Additionally, he has served on multiple governmental review committees of the National Institutes of Health, Centers for Disease Control and Prevention and for the European Union, including key roles as Chairman;

●	Academic Experience – Well published medical researcher with extensive investigative experience on virus and immunology issues relevant to the Company’s scientific business; and

●	Scientific, Legal or Regulatory Experience – M.D., Ph.D. and professor at a top-ranked school of medicine, and inventor of record on numerous U.S. and international patents who is experienced in regulatory affairs through filings with the FDA.

STEWART L. APPELROUTH, CPA, 69, was appointed as a director of the Company and head of the Audit Committee in August 2016 and has been a certified public accountant and partner at Appelrouth Farah & Co., P.A., Certified Public Accountants and Advisors since he co-founded the firm in 1985. Appelrouth Farah & Co. joined Citrin Cooperman Advisors, LLC in March 2022. Mr. Appelrouth is also a certified forensic accountant and possesses 40 years of experience in Accounting and Consulting. He is a member of or has affiliations with the AICPA, American College of Forensic Examiners, FINRA Arbitrator, Association of Certified Fraud Examiners, Florida Bar Grievance Committee, Florida Institute of Certified Public Accountants and InfraGard Member, a national information sharing program between the Federal Bureau of Investigation and the private sector. Mr. Appelrouth graduated from Florida State University in 1975 and received his master’s degree in Finance from Florida International University in 1980.

STEWART L. APPELROUTH – Director Qualifications:

●	Leadership Experience – has served in leadership positions on numerous private and non-profit boards of directors and other organizations;

●	Industry Experience – Partner at certified public accounting and advisory firm; Certified Public Accountant and Certified Fraud Examiner;

●	Regulatory Experience – FINRA Arbitrator.

●	Financial Expert – over 40 years of accounting and audit experience.

THE BOARD RECOMMENDS A VOTE ON THE WHITE PROXY CARD “FOR ALL” OF THE BOARD’S NOMINEES (THOMAS K. EQUELS, WILLIAM M. MITCHELL AND STEWART L. APPELROUTH) TO BE ELECTED TO SERVE AS DIRECTORS ON THE BOARD.

AIM IMMUNOTECH INC.
2117 SW HIGHWAY 484 OCALA, FL 34473

2022 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

W H I T E P R O X Y

The undersigned hereby appoints Thomas K. Equels and Peter W. Rodino III and each of them, acting individually or in the absence of others, with full power of substitution and re-substitution, as proxies with all powers that the undersigned would possess if personally present, as a holder of the Common Stock, par value $0.001 per share (“Common Stock”), of AIM ImmunoTech Inc., a Delaware corporation (the “Company”), and to vote all the shares of Common Stock that the undersigned is entitled to vote at the 2022 Annual Meeting of Stockholders of the Company (including any adjournments, postponements or continuations thereof, the “Annual Meeting”), to be held at 2117 SW Highway 484, Ocala, Florida 34473 on Thursday, November 3, 2022 at 11:00 a.m. local time, and authorizes and instructs said proxies to vote in the manner directed below.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. THE BOARD RECOMMENDS A VOTE “FOR ALL” NOMINEES ON PROPOSAL 1, “FOR” PROPOSAL 2, AND “FOR” PROPOSAL 3. IF NO CONTRARY INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1 (THOMAS K. EQUELS, WILLIAM M. MITCHELL AND STEWART L. APPELROUTH) TO BE ELECTED AS DIRECTORS, FOR PROPOSAL 2, FOR PROPOSAL 3, AND, TO THE EXTENT AUTHORIZED BY RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES, ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING. ONLY STOCKHOLDERS OF RECORD ON SEPTEMBER 9, 2022, MAY VOTE AT THE ANNUAL MEETING.

IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.

THANK YOU FOR VOTING.

(Continued and to be dated and signed on reverse side) SEE REVERSE SIDE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE YOUR PROXY CARD, AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

The Notice and Proxy Statement and Annual Report are available at: https://aimimmuno.com/stockholder-meeting/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" OF THE NOMINEES FOR DIRECTORS NAMED BELOW IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, SIGN DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please mark vote as indicated in this example ☒

Proposal 1 - Election of Directors

NOMINEES:

(01) Thomas K. Equels, (02) William M. Mitchell, (03) Stewart L. Appelrouth

☐ **FOR ALL** ☐ **WITHHOLD AUTHORITY FOR ALL** ☐ **FOR ALL EXCEPT** (see instructions below)

INSTRUCTIONS: To withhold authority to vote for an individual nominee, mark the "FOR ALL EXCEPT" box and write the name(s) of the nominee(s) on the line below that you wish to withhold authority to vote for:

____

	FOR	AGAINST	ABSTAIN
Proposal 2 - Ratification of the selection of BDO USA, LLP, as independent auditors of AIM ImmunoTech Inc. for the fiscal year ending December 31, 2022.	☐	☐	☐
Proposal 3 - Approval, by non-binding vote, of executive compensation.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

To change the address on you account, please check the box at right and indicate your new address in the address space above. Please note that changes to the resistered name(s) on the account may not be submitted via this method. ☐

____
Date

____
(Signature)

____
(Signature if held jointly)

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in full partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE YOUR PROXY CARD, AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET
QUICK ★ ★ ★ EASY ★ ★ ★ IMMEDIATE

Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS **www.proxyvoting.com/AIM.** You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

Call ★ ★ Toll Free ★ ★
(800) 730 – 8458
There is NO CHARGE to you for this call

OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately.

OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors.

Internet and Telephone voting is available through 11:59 P.M. Eastern Time on November 2, 2022.

CONTROL NUMBER
for Telephone/Internet Proxy Authorization